Exhibit 32.1

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirement set forth in Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. §1350), as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Omid Farokhzad, Chief Executive Officer and Chair of the Board of Directors of Seer, Inc. (the “Company”), and David Horn, Chief Financial Officer of the Company, each hereby certify that:

1. The Company’s Annual Report on Form 10-K for the period ended December 31, 2020, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ [Omid Farokhzad]
Date: March 29, 2021
Omid Farokhzad
Chief Executive Officer & Chair of The Board of Director
/s/ [David Horn]
Date: March 29, 2021
Chief Financial Officer

This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Seer, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.